Exhibit 10.44

APN: 162-19-302-001,  162-19-402-001

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

DORSEY & WHITNEY LLP
Suite 1500, 50 South Sixth StreetMinneapolis,
Minnesota 55402-1498Attention:
Kenneth T. Tyra

INSTRUCTIONS TO COUNTY RECORDER:
Please index this document as
(1) a construction deed of trust
(2) assignment of rents and leases; and
(3) a fixture filing.

(Space above for Recorder’s Use)

AMENDMENT TO AMENDED AND RESTATED CONSTRUCTION DEED OF TRUST

with Assignment of Rents and Fixture Filing

NOTICE: THE OBLIGATIONS SECURED HEREBY PROVIDE FOR THE PERIODIC INCREASES AND/OR DECREASES IN THE APPLICABLE INTEREST RATE.

NOTICE: THE OBLIGATIONS SECURED HEREBY INCLUDE REVOLVING CREDIT OBLIGATIONS WHICH PERMIT BORROWING, REPAYMENT AND REBORROWING.

BACKGROUND:

        The parties to this Amendment to Amended and Restated Construction Deed of Trust with Assignment of Rents and Fixture Filing (“Deed of Trust”), made as of September 26, 2003, are COAST HOTELS AND CASINOS, INC., a Nevada corporation, as trustor (“Trustor”), EQUITABLE DEED COMPANY, a California corporation, as trustee (“Trustee”), and BANK OF AMERICA, N.A., a national banking association formerly known as Bank of America National Trust and Savings Association, as beneficiary (“Beneficiary”), as “Administrative Agent” for itself and the other lenders (collectively, the “Lenders”) now or hereafter a party to that certain Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of September 26, 2003 among Beneficiary (in its individual capacity) and the Lenders as the lenders, Trustor as the borrower, and Beneficiary as the administrative agent. Capitalized terms used herein but not defined herein have the meanings given them in the Credit Agreement.

        The Credit Agreement amends and restates in its entirety that certain Amended and Restated Loan Agreement dated as of September 16, 1999, among Beneficiary (in its individual capacity) and certain lenders, Trustor as the borrower, and Beneficiary as the administrative agent, pursuant to which Beneficiary and such lenders agreed to make loans and letters of credit available to Trustor in the aggregate maximum principal amount (including future advances) of $200,000,000 (the “Original Loan Agreement”).

        The Original Loan Agreement was secured, inter alia, by an Amended and Restated Construction Deed of Trust with Assignment of Rents and Fixture Filing by Trustor in favor of Trustee and Beneficiary dated as of October 31, 1999 recorded November 15, 1999 in Book 991115 as Document No. 00701 of Official Records of Clark County, Nevada with regard to the property legally described on attached Exhibit A (“Original Deed of Trust”). The parties to this Amendment desire to amend the Original Deed of Trust to evidence that it now secures the Original Credit Agreement, as amended and restated by the Credit Agreement.

        Pursuant to the Credit Agreement, Beneficiary and the Lenders have agreed to make loans and letters of credit available to Trustor in the aggregate maximum principal amount (including future advances) of $350,000,000 (collectively, the “Loan”) to be secured by the Original Deed of Trust, as amended by this Amendment. The Credit Agreement also provides for certain interest rate hedging arrangements entered into with the Lenders with respect to the indebtedness under the Loan Agreement (the “Secured Swap Agreements”), also to be secured by the Original Deed of Trust, as amended by this Amendment.

      AMENDMENT:

        The Original Deed of Trust is amended as follows:

    1.        The term “Loan Agreement” as used in the Original Deed of Trust shall in all cases be deemed to refer to the Credit Agreement.

    2.        The separate paragraph after Section 1.1(l) is amended to delete the following: “Section 6.9 or 6.10 of”.

    3.        Section 1.2(a)(i) is amended to change the reference to “Seventy-Five Million Dollars (“$200,000,000)” to “$350,000,000".

    4.        Section 1.2(a)(iv) is amended to delete the following language:

        “provided that this Deed of Trust shall not secure the Hazardous Materials Indemnity set forth in Section 11.22 of the Loan Agreement.”

    5.        Section 1.3 is amended to change the reference to “$200,000,000” to “$350,000,000".

    6.        Section 3.1 is amended to change the reference to “that certain Security Agreement dated March 18, 1999” to “that certain Amended and Restated Security Agreement dated September 26, 2003.”

    7.        The reference in Section 4.1 to the NRS section of the Uniform Commercial Code shall be amended to read as follows: “NRS 104.502 of the Nevada Uniform Commercial Code”.

    8.        The reference in Section 6.3(e) to the NRS section of the Uniform Commercial Code shall be amended to read as follows: “NRS 104.9101 et seq. (the Nevada enactment of Article 9 of the Uniform Commercial Code)".

    9.        Section 6.2(c)(iii) is amended to change the reference to section “106(5)” of the NRS to “106.380(3)".

    10.        Section 5.1(c) is deleted and replaced with the following:

      “Intentionally omitted.”

Except as above amended, the Original Deed of Trust remains in full force and effect. This agreement may be executed in counterparts.

[The balance of this page is intentionally left blank.]

EXECUTION:

Trustor, Trustee and Beneficiary have executed this Amendment as of the date first stated above.

“Trustor” COAST CASINOS, INC., a Nevada corporation
By:	/s/ Gage Parrish
Its	VP/CFO
“Trustee” EQUITABLE DEED COMPANY, a California corporation
By:	/s/
Its
“Beneficiary” BANK OF AMERICA, N.A., a national banking association, formerly known as bank of Bank of America America National Trust and Savings Association
By:	/s/ Janice Hammond
Its	Vice President

Address Where Notices to Trustor Are to Be Sent:
Coast Hotels and Casinos, Inc. 4500 West Tropicana Road Las Vegas, Nevada 89103
Address Where Notices to Trustee Are to Be Sent:
Equitable Deed Company 555 South Flower Street Los Angeles, California 90071
Address Where Notices to Beneficiary Are to Be Sent:
Bank of America, N.A. 555 South Flower Street Los Angeles, California 90071 Attention: Janice Hammond, Vice President

State of Nevada County of Clark This instrument was acknowledged before me on 25 September ,2003, by Gage Parrish as VP/CFO of Coast Hotels and Casinos, Inc.

/s/Cynthia L. Hutchins
Notary Public

State of County of This instrument was acknowledged before me on ,2003, by as of

/s/
Notary Public

State of California; County ofLos Angeles This instrument was acknowledged before me on September 25 ,2003, by Janice Hammond as Vice President of Bank of America

/s/ Sandy A. Velasco
Notary Public

EXHIBIT A

        EXHIBIT A to AMENDMENT TO AMENDED AND RESTATED CONSTRUCTION DEED OF TRUST executed as of September 26, 2003, among COAST HOTELS AND CASINOS, INC., a Nevada corporation, as “Trustor”, EQUITABLE DEED COMPANY, as “Trustee”, and BANK OF AMERICA, N.A., a national banking association, as “Beneficiary.”

        All that certain real property located in the County of Clark, State of Nevada, described as follows:

All that certain real property located in the County of Clark, State of Nevada, described as follows:

The East Half (E1/2) of the Southwest Quarter (SW1/4) of Section 19, Township 21 South, Range 61 East, M.D.B.& M.

EXCEPTING THEREFROM the Southerly 50 feet as granted to the County of Clark for road, utilities and other public purposes by Document No. 444500, recorded July 7, 1964.

FURTHER EXCEPTING THEREFROM the West Thirty feet (30.00’) of said land, together with that certain spandrel area in the Southwest corner thereof, also being the Northeast corner of the intersection of Tropicana Avenue and Cameron Street, bounded as follows:

On the South by the North line of the South Fifty feet (50.00’); on the West by the East line of the West Thirty feet (30.00’); and on the Northeast by the arc of a curve concave Northeasterly, having a radius of Twenty-five feet (25.00’) and being tangent to the North line of said South Fifty feet (50.00’) and to the East line of said West Thirty feet (30.00’).

FURTHER EXCEPTING THEREFROM the East Forty feet (40.00’) of said land, together with that certain spandrel area in the Southeast corner thereof, also being the Northwest corner of the intersection of Tropicana Avenue and Arville Street, bounded as follows:

On the East by the West line of the East Forty feet (40.00’); on the South by the North line of the South Fifty feet (50.00’); and on the Northwest by the arc of a curve concave Northwesterly, having a radius of Twenty-five feet (25.00’) and being tangent to the West line of said East Forty feet (40.00’); and to the North line of said South Fifty feet (50.00’).

FURTHER EXCEPTING THEREFROM the North Thirty feet (30.00’), together with that spandrel area in the Northwest corner thereof, also being the Southeast corner of the intersection of Cameron Street and Harmon Avenue, bounded as follows:

On the North by the South line of the North Thirty feet (30.00’); on the West by the East line of the West Thirty feet (30.00’); and on the Southeast by the arc of a curve concave to the Southeast having a radius of Twenty feet (20.00’) and being tangent to the South line of said North Thirty feet (30.00’) and to the East line of said West Thirty feet (30.00’); also together with that other spandrel area in the Northeast corner thereof being the Southwest corner of the intersection of Harmon Avenue and Arville Street, bounded as follows: On the North by the South line of the North Thirty feet (30.00’); on the East by the East line of the Southwest Quarter (SW1/4) of Section 19; and on the Southwest by the arc of a curve concave to the Southwest having a radius of Twenty-five feet (25.00’) and being tangent to the South line of said North Thirty feet (30.00’) and to the West line of the East Forty feet (40.00’); and on the South side by the prolongation of a line radial to the curve’s point of tangency with the West line of the East Forty feet (40.00’), as conveyed to Clark County for roads and other public purposes by Deed recorded October 21, 1976 as Document No. 630256 and by Deed recorded May 23, 1978 as Document No. 850472 and by Deed recorded February 27, 1986 in Book 860227 as Document No. 00275 and by Deed recorded February 25, 1989 in Book 890225 as Document Nos. 00659 and 00660 and by Deed recorded December 7, 1990 in Book 901207 as Document Nos. 00731 and 00732 of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM that portion conveyed to Clark County by Grant, Bargain, Sale Deed recorded November 21, 1996 as Document No. 01951 of Official Records, Clark County, Nevada. More particularly described as follows:

A portion of the East Half (E1/2) of the Southwest Quarter (SW1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Cameron Street, thence North 89(Degree)53'40" East, 370.62 feet to a point on the centerline of Tropicana Avenue, thence North 00(Degree)06'20” West, 50.00 feet to a point on the existing Northern right-of-way line of Tropicana Avenue, also being the TRUE POINT OF BEGINNING; thence North 00(Degree)06'20” West, 14.00 feet to a point; thence North 89(Degree)53'40” East, 120.76 feet to a point on a curve, radius point of said curve is located South 00(Degree)06'20” East, 266.00 feet from the previous point; thence on a curve to the right, subtending a central angle of 13(Degree)10'25", and having a radius of 266.00 feet along said curve an arc length of 61.16 feet to a point of compound curvature of a curve to the left; thence along said curve to the left, subtending a central angle of 13(Degree)10'25", and having a radius of 266.00 feet an arc length of 61.16 feet to a point of curve located on the existing right-of-way of Tropicana Avenue, thence South 89(Degree)53'40” West, 242.00 feet to the TRUE POINT OF BEGINNING.

A portion of the East Half (E1/2) of the Southwest Quarter (SW1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Cameron Street, thence North 89(Degree)53'40" East, 572.62 feet to a point on the centerline of Tropicana Avenue, thence North 00(Degree)06'20” West, 50.00 feet to a point on the existing Northern right-of-way line of Tropicana Avenue, also being the TRUE POINT OF BEGINNING; thence North 00(Degree)06'20” West, 12.00 feet, thence North 89(Degree)53'40” East, 108.50 feet to a point on a curve, radius point of said curve is located South 00(Degree)06'20” East, 300.00 feet from the previous point; thence on a curve to the right, subtending a central angle of 11(Degree)29'50", and having a radius of 300.00 feet along said curve an arc length of 60.20 feet to a point of compound curvature of a curve to the left; subtending a central angle of 12(Degree)28'13", and having a radius of 300.00 feet, along said curve an arc length of 65.29 feet to a point of curve on the existing right-of-way of Tropicana Avenue, thence South 89(Degree)53'40” West, 233.19 feet to the TRUE POINT OF BEGINNING.

A portion of the East Half (E1/2) of the Southwest Quarter (SW1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Cameron Street, thence North 89(Degree)53'40" East, 1087.48 feet to a point on the centerline of Tropicana Avenue, thence North 00(Degree)06'20” West, 50.00 feet to the TRUE POINT OF BEGINNING, located on the existing Northern right-of-way line of Tropicana Avenue, thence North 00(Degree)06'20” West, 14.00 feet; thence North 89(Degree)53'40” East, 6.23 feet to a point of curve, radius point of said curve is located South 00(Degree)06'20” East, 266.00 feet from the previous point; thence along a curve to the right, subtending a central angle of 13(Degree)10'25", and having a radius of 266.00 feet, an arc length of 61.16 feet to a point of compound curvature of a curve to the left; thence along said curve to the left, subtending a central angle of 13(Degree)10'25", and having a radius of 266.00 feet an arc length of 61.16 feet to a point on the existing Northern right-of-way of Tropicana Avenue, thence South 89(Degree)53'40” West, 127.47 feet to the TRUE POINT OF BEGINNING.

A portion of the East Half (E1/2) of the Southwest Quarter (SW1/4) of Section 19, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada.

COMMENCING at the centerline intersection of Tropicana Avenue and Arville Street, thence North 00(Degree)39'24" West, 75.63 feet to a point on the centerline of Arville Street, thence South 89(Degree)20'36” West, 40.00 feet to a point of curve; also being the TRUE POINT OF BEGINNING, on the existing Western right-of-way line of Arville Street, radius point of said curve is located South 89(Degree)20'36” West, 25.00 feet; from the previous point, thence on a curve to the right, subtending a central angle of 90(Degree)33'04", and having a radius of 25.00 feet, an arc length of 39.51 feet to a point of curve on the existing Northern right-of-way of Tropicana Avenue; thence South 89(Degree)53'40” West, 13.00 feet, continuing along the existing Northern right-of-way line of Tropicana Avenue to a point of curve; radius point of said curve is located North 00(Degree)06'20” West, 25.00 feet from the previous point; thence on a curve to the left subtending a central angle of 90(Degree)33'04", and having radius of 25.00 feet, an arc length of 39.51 feet to a point of curve; thence North 00(Degree)39'24” West, 407.97 feet to a point of curve; radius point of said curve is located North 89(Degree)20'36” East, 205.00 feet from the previous point; thence along a curve to the right subtending a central angle of 08(Degree)01'57", and having a radius of 205.00 feet, an arc length of 28.74 feet to a point; thence North 07(Degree)22'33” East, 64.95 feet to a point of curve; radius point of said curve is located North 82(Degree)37'27” West, 195.00 feet from the previous point; thence along a curve to the left, subtending a central angle of 08(Degree)01'57", and having a radius of 195.00 feet an arc length of 27.34 feet to a point of curve on the existing Western right-of-way of Arville Street; thence South 00(Degree)39'24” East, 528.30 feet to the TRUE POINT OF BEGINNING.